Exhibit 99.1

RingCentral Announces First Quarter 2016 Results

Software Subscriptions Revenue up 33%

RingCentral Office® ARR up 45%

Record Software Subscriptions Gross Margin of 80%

Belmont, Calif. – April 27, 2016 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the first quarter ended March 31, 2016.

First Quarter Financial Highlights

•	GAAP software subscriptions revenue grew 33% year-over-year to $80.0 million; total revenue was $86.5 million.

•	RingCentral Office® annualized exit monthly recurring software subscriptions (ARR) grew 45% year-over-year to $269.3 million.

•	Total annualized exit monthly recurring software subscriptions (ARR) grew 34% year-over-year to $340.3 million.

•	Non-GAAP software subscriptions gross margin was a record 80.1%, up 6 points year-over-year. GAAP software subscriptions gross margin was 79.1%, up 6 points year-over-year.

•	Non-GAAP operating margin improved to 1.5%, up 9 points year-over-year. GAAP operating margin (loss) improved to (6.9%), up 8 points year-over-year.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall subscriptions over 99%.

“The first quarter was a great start to 2016 for RingCentral with revenue and margins showing significant year-over-year performance, driving them both ahead of the high end of our guidance. We believe our multiple growth vectors and significant market opportunity put RingCentral in a great position to continue to see strong growth over the next few years,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “We believe we are well ahead of the competition in terms of investments in innovation, partnerships, and integrations, and we are investing to extend that lead. Looking at our pipeline, innovation roadmap, and the potential for future partnerships, I feel great about the opportunity ahead of us.”

1  |  Page

Financial Results for the First Quarter 2016

•	GAAP Revenue: Total revenue was $86.5 million for the first quarter of 2016, up from $65.3 million in the first quarter of 2015. Software subscriptions revenue was $80.0 million for the first quarter of 2016, up from $60.0 million in the first quarter of 2015.

•	GAAP & Non-GAAP Net Income (Loss) Per Share: GAAP net loss per share was ($0.09) for the first quarter of 2016 compared with ($0.15) for the first quarter of 2015. Non-GAAP net income (loss) per share was $0.01 for the first quarter of 2016, compared with a loss of ($0.08) per share for the first quarter of 2015.

•	Balance Sheet: Total cash and cash equivalents at the end of the first quarter of 2016 was $139.1 million, compared with $137.6 million at the end of the fourth quarter of 2015.

Pro Forma Financial Results for the First Quarter 2016

In the first quarter of 2016, RingCentral began to transition direct phone sales to an agency model in which phones are sold to RingCentral’s customers directly by a third party distributor. Under the new agency model, RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. In order to provide transparency to investors, RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s current results with prior periods under the new model. The pro forma information reflects results as-if the Company had fully transitioned to the new agency model for the first quarter of 2016 and for all periods in 2015. This pro forma information is in addition to GAAP and Non-GAAP results.

•	Pro Forma Revenue: Adjusting for the new agency model on a comparable basis, pro forma total revenue grew 34% year-over-year to $83.9 million in the first quarter of 2016, up from $62.7 million in the first quarter of 2015.

•	For the complete pro forma results, please refer to Table 5 included below.

•	For a reconciliation of GAAP to pro forma results for the first quarter of 2016 and for all periods in 2015, please refer to Table 6 included below.

First Quarter 2016 and Recent Business Highlights

•	Recently won a 2,000 user deployment with ARC Document Solutions. ARC is a global technology company focused on document and information management. With over 180 locations around the world, ARC was looking for a single, reliable global solution to cover their needs. RingCentral Global Office™ and Glip™ enterprise messaging and collaboration capabilities were some of the key differentiators in winning this business.

•	Announced that New Relic, an industry leading software analytics company, will expand its RingCentral deployment globally, including the implementation of RingCentral Contact Center™. After a multi-vendor review of contact center solutions, New Relic determined that RingCentral Contact Center™ was the ideal solution and the best fit for the company’s overall business requirements for engaging customers – with a more reliable and feature-rich offering than other solutions in the market.

•	Announced that well over 100 multinational customers are already using RingCentral’s newly launched Global Office solution for their needs abroad.

•	Announced that RingCentral Connect™ Platform has surpassed the milestone of one million third party API requests per day, up 40% quarter-over-quarter.

•	Announced that Glip™ messaging is experiencing significant traction among RingCentral customers with 3x the usage since the product’s acquisition.

2  |  Page

Conference Call Details

•	What: RingCentral financial results for the first quarter of 2016 and outlook for the second quarter and full year of 2016.

•	When: Wednesday, April 27, 2016 at 1:30PM PT (4:30PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13634552 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176 from the United States or (858) 384-5517 internationally with recording access code 13634552.

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based business communications and collaboration solutions. RingCentral’s cloud solution is easier to manage, and more flexible and cost-efficient than legacy on-premises communications systems. It meets the needs of modern distributed and mobile workforces spanning SMB to Enterprises globally. RingCentral, Business Communications Made Simple. RingCentral is headquartered in Belmont, California. RingCentral, RingCentral Office, RingCentral Connect, RingCentral Global Office, RingCentral Contact Center, Glip and the RingCentral logo are trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements”, including statements regarding our future financial results, our expectations regarding our continued growth and expansion, our pipeline, our planned investments, our pace of innovation and integration with other technologies, and our future partnerships. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to continue successfully our transition from direct phone sales to acting as Westcon’s agent to sell phones to our customers; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share. We define Non-GAAP net income (loss) as net income (loss) excluding share-based compensation, acquisition related matters, intercompany translation gains or losses, and other one-time items.

We have included Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to

3  |  Page

prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures.

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Darren Yip, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

4  |  Page

TABLE 1

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	March 31, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$139,074	$137,588
Accounts receivable, net	25,624	19,163
Inventory	902	2,317
Prepaid expenses and other current assets	12,949	11,978

Total current assets	178,549	171,046
Property and equipment, net	27,489	28,160
Goodwill	9,393	9,393
Acquired intangibles, net	3,011	3,266
Other assets	3,150	2,948

Total assets	$221,592	$214,813

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,798	$5,196
Accrued liabilities	41,574	34,702
Current portion of capital lease obligation	276	269
Current portion of long-term debt	3,750	3,750
Deferred revenue	39,032	36,657

Total current liabilities	87,430	80,574
Long-term debt	13,903	14,840
Sales tax liability	3,670	3,670
Capital lease obligation	86	181
Other long-term liabilities	5,374	5,416

Total liabilities	110,463	104,681
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	326,860	319,792
Accumulated other comprehensive income	1,069	527
Accumulated deficit	(216,807)	(210,194)

Total stockholders’ equity	111,129	110,132

Total liabilities and stockholders’ equity	$221,592	$214,813

5  |  Page

TABLE 2

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Revenues
Software subscriptions	$79,978	$59,951
Other (1)	6,560	5,367

Total revenues	86,538	65,318

Cost of revenues
Software subscriptions	16,723	15,914
Other (2)	5,017	4,633

Total cost of revenues	21,740	20,547

Gross profit	64,798	44,771
Operating expenses
Research and development	14,926	11,840
Sales and marketing	41,828	31,969
General and administrative	14,024	10,531

Total operating expenses	70,778	54,340

Loss from operations	(5,980)	(9,569)
Other income (expense), net
Interest expense	(216)	(403)
Other income (expense), net	(367)	(556)

Other income (expense), net	(583)	(959)

Loss before provision for income taxes	(6,563)	(10,528)
Provision for income taxes	50	83

Net loss	$(6,613)	$(10,611)

Net loss per common share
Basic and diluted	$(0.09)	$(0.15)

Weighted-average number of shares used in computing net loss per share:
Basic and diluted	72,114	68,764

(1)	Other revenues is comprised of agency commissions, phone sales, phone rentals, and professional services.
(2)	Other cost of revenues is comprised of the cost of phones sold and professional services, which primarily includes personnel compensation costs.

6  |  Page

TABLE 3

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three Months Ended
	March 31,
	2016	2015
Cash flows from operating activities
Net loss	$(6,613)	$(10,611)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,377	3,224
Share-based compensation	6,737	4,747
Non-cash interest expense related to debt	—	62
Net accretion of discount and amortization of premium on available-for-sale securities	—	95
Provision for bad debt	228	47
Deferred income tax	(4)	14
Others	17	11
Changes in assets and liabilities
Accounts receivable	(6,689)	(3,968)
Inventory	1,414	(343)
Prepaid expenses and other current assets	(970)	(754)
Other assets	452	614
Accounts payable	(2,430)	485
Accrued liabilities	6,927	2,812
Deferred revenue	2,375	2,739
Other liabilities	(12)	139

Net cash provided by (used in) operating activities	4,809	(687)

Cash flows from investing activities
Proceeds from the maturity of available-for-sale securities	—	6,780
Purchases of property and equipment	(2,023)	(2,859)
Capitalized internal-use software	(439)	(439)
Proceeds from restricted investments	—	100

Net cash provided by (used in) investing activities	(2,462)	3,582

Cash flows from financing activities
Proceeds from issuance of stock in connection with stock plans	281	1,482
Repayment of debt	(938)	(3,330)
Repayment of capital lease obligations	(87)	(216)

Net cash used in financing activities	(744)	(2,064)

Effect of exchange rate changes on cash and cash equivalents	(117)	139
Net increase in cash and cash equivalents	1,486	970
Cash and cash equivalents
Beginning of period	137,588	113,182

End of period	$139,074	$114,152

7  |  Page

TABLE 4

RINGCENTRAL, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Revenues
Software subscriptions	$79,978	$59,951
Other	6,560	5,367

Total revenues	86,538	65,318

Cost of revenues reconciliation
GAAP Software subscriptions cost of revenues	16,723	15,914
Stock-based compensation	(634)	(457)
Amortization	(151)	—

Non-GAAP Software subscriptions cost of revenues	15,938	15,457

GAAP Other cost of revenues	5,017	4,633
Stock-based compensation	(19)	—

Non-GAAP Other cost of revenues	4,998	4,633

Gross profit and gross margin reconciliation
Non-GAAP Subscriptions	80.1%	74.2%
Non-GAAP Other	23.8%	13.7%
Non-GAAP Gross profit	75.8%	69.2%
Operating expenses reconciliation
GAAP Research and development	14,926	11,840
Stock-based compensation	(1,638)	(1,113)
Acquisition related matters	(242)	—

Non-GAAP Research and development	13,046	10,727

As a % of total revenues non-GAAP	15.1%	16.4%
GAAP Sales and marketing	41,828	31,969
Stock-based compensation	(2,190)	(1,844)
Amortization	(105)	—

Non-GAAP Sales and marketing	39,533	30,125

As a % of total revenues non-GAAP	45.7%	46.1%
GAAP General and administrative	14,024	10,531
Stock-based compensation	(2,256)	(1,333)
Acquisition related matters	(11)	—

Non-GAAP General and administrative	11,757	9,198

As a % of total revenues non-GAAP	13.6%	14.1%
Income (loss) from operations reconciliation
GAAP loss from operations	(5,980)	(9,569)
Stock-based compensation	6,737	4,747
Amortization	256	—
Acquisition related matters	253	—

Non-GAAP Income (loss) from operations	1,266	(4,822)

Non-GAAP Operating margin	1.5%	(7.4%)
Net Income (loss) reconciliation
GAAP Net loss	(6,613)	(10,611)
Stock-based compensation	6,737	4,747
Amortization	256	—
Acquisition related matters	253	—
Intercompany translation loss	337	564

Non-GAAP Net income (loss)	$970	$(5,300)

Basic and diluted net income (loss) per share
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per share	72,114	68,764
Effect of dilutive securities (stock options and restricted stock awards)	3,109	—

Non-GAAP weighted average shares used in computing non-GAAP net income per share	75,223	68,764

GAAP Net loss per share	$(0.09)	$(0.15)

Non-GAAP Net income (loss) per share	$0.01	$(0.08)

8  |  Page

TABLE 5

RINGCENTRAL, INC.

AGENCY MODEL PRO FORMA STATEMENT OF OPERATIONS

(Unaudited, in thousands)

In the first quarter of 2016, RingCentral began to transition direct phone sales to an agency model in which phones are sold to RingCentral’s customers by a third party distributor. Under the new agency model, RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. In order to provide transparency to investors, RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s current results with prior periods under the new model. The pro forma information reflects results as-if the Company had fully transitioned to the new agency model for the first quarter of 2016 and for all periods in 2015, with the commission income estimated to be equal to the historical gross profit (i.e., sales price and the cost of the product of the phones are shown on a net basis). This pro forma information is in addition to GAAP and Non-GAAP results.

	Q1’15	Q2’15	Q3’15	Q4’15	Q1’16	Q/Q		Y/Y
Pro Forma Revenues
Software subscriptions	$59,951	$64,441	$70,321	$76,532	$79,978	4.5%		33.4%
Other	2,709	3,494	3,320	3,329	3,956	18.8%		46.0%

Pro Forma Total Revenue	$62,660	$67,935	$73,641	$79,861	$83,934	5.1%		34.0%
Pro Forma Cost of Revenues
Software subscriptions	$15,457	$16,029	$16,549	$16,265	$15,938	(2.0%)		3.1%
Other	1,975	2,268	2,110	2,433	2,394	(1.6%)		21.2%

Pro Forma Total Cost of Revenues	$17,432	$18,297	$18,659	$18,698	$18,332	(2.0%)		5.2%
Pro Forma Gross Profit
Software subscriptions	$44,494	$48,412	$53,772	$60,267	$64,040	6.3%		43.9%
Other	734	1,226	1,210	896	1,562	74.3%		112.8%

Pro Forma Total Gross Profit	$45,228	$49,638	$54,982	$61,163	$65,602	7.3%		45.0%
Pro Forma Gross Margin
Software subscriptions	74.2%	75.1%	76.5%	78.7%	80.1%	1.4	pts	5.9	pts
Other	27.1%	35.1%	36.4%	26.9%	39.5%	12.6	pts	12.4	pts

Pro Forma Total Gross Margin	72.2%	73.1%	74.7%	76.6%	78.2%	1.6	pts	6.0	pts
Non-GAAP operating expenses
Non-GAAP research and development	$10,727	$10,943	$11,537	$13,275	$13,046	(1.7%)		21.6%
Non-GAAP sales and marketing	30,125	32,934	33,081	36,406	39,533	8.6%		31.2%
Non-GAAP general and administrative	9,198	9,189	9,851	10,641	11,757	10.5%		27.8%

Total Non-GAAP operating expenses	$50,050	$53,066	$54,469	$60,322	$64,336	6.7%		28.5%
Non-GAAP income (loss) from operations	$(4,822)	$(3,428)	$513	$841	$1,266	—		—
Non-GAAP operating margin	(7.7%)	(5.0%)	0.7%	1.1%	1.5%	0.4	pts	9.2	pts

9  |  Page

TABLE 6

RINGCENTRAL, INC.

PRO FORMA RECONCILIATION OF PREVIOUSLY REPORTED MEASURES TO NEW AGENCY MODEL PRESENTATION

(In thousands, except per share data)

(Unaudited)

	Pro forma Results under Agency Model
	Three months ended March 31, 2016
	GAAP	Stock-Based Compensation	Acquisition Related Matters & Amortization	Non-GAAP	Agency Commission (1)	Direct Phone Sales (2)	Pro Forma
Revenue
Software subscriptions	$79,978	$—	$—	$79,978	$—	$—	$79,978
Other	6,560	—	—	6,560	1,281	(3,885)	3,956

Total Revenues	$86,538	$—	$—	$86,538	$1,281	$(3,885)	$83,934
Cost of Sales
Software subscriptions	$16,723	$(634)	$(151)	$15,938	$—	$—	$15,938
Other	5,017	(19)	—	4,998	—	(2,604)	2,394

Total Cost of Sales	$21,740	$(653)	$(151)	$20,936	$—	$(2,604)	$18,332
Gross Profit
Software subscriptions	$63,255	$634	$151	$64,040	$—	$—	$64,040
Other	1,543	19	—	1,562	1,281	(1,281)	1,562

Total Gross Profit	$64,798	$653	$151	$65,602	$1,281	$(1,281)	$65,602
Gross Margin
Software subscriptions	79.1%			80.1%			80.1%
Other	23.5%			23.8%			39.5%

Total Gross Margin	74.9%			75.8%			78.2%

	Pro forma Results under Agency Model
	Three months ended December 31, 2015
	GAAP	Stock-Based Compensation	Acquisition Related Matters & Amortization	Non-GAAP	Agency Commission (1)	Direct Phone Sales (2)	Pro Forma
Revenue
Software subscriptions	$76,532	$—	$—	$76,532	$—	$—	$76,532
Other	6,907	—	—	6,907	2,449	(6,027)	3,329

Total Revenues	$83,439	$—	$—	$83,439	$2,449	$(6,027)	$79,861
Cost of Sales
Software subscriptions	$16,851	$(586)	$—	$16,265	$—	$—	$16,265
Other	6,011	—	—	6,011	—	(3,578)	2,433

Total Cost of Sales	$22,862	$(586)	$—	$22,276	$—	$(3,578)	$18,698
Gross Profit
Software subscriptions	$59,681	$586	$—	$60,267	$—	$—	$60,267
Other	896	—	—	896	2,449	(2,449)	896

Total Gross Profit	$60,577	$586	$—	$61,163	$2,449	$(2,449)	$61,163
Gross Margin
Software subscriptions	78.0%			78.7%			78.7%
Other	13.0%			13.0%			26.9%

Total Gross Margin	72.6%			73.3%			76.6%

(1)	Agency commission is estimated to be equal to the gross profit that RingCentral generated on historical phone sales which would have been sold by a third party distributor under the agency model.
(2)	Expected direct phone sales transactions that would have been sold by a third-party distributor directly to customers under the agency model.

10  |  Page

TABLE 6 (CONTINUED)

RINGCENTRAL, INC.

PRO FORMA RECONCILIATION OF PREVIOUSLY REPORTED MEASURES TO NEW AGENCY MODEL PRESENTATION

(In thousands, except per share data)

(Unaudited)

	Pro forma Results under Agency Model
	Three months ended September 30, 2015
	GAAP	Stock-Based Compensation	Acquisition Related Matters & Amortization	Non-GAAP	Agency Commission (1)	Direct Phone Sales (2)	Pro Forma
Revenue
Software subscriptions	$70,321	$—	$—	$70,321	$—	$—	$70,321
Other	6,459	—	—	6,459	2,178	(5,317)	3,320

Total Revenues	$76,780	$—	$—	$76,780	$2,178	$(5,317)	$73,641
Cost of Sales
Software subscriptions	$17,084	$(535)	$—	$16,549	$—	$—	$16,549
Other	5,249	—	—	5,249	—	(3,139)	2,110

Total Cost of Sales	$22,333	$(535)	$—	$21,798	$—	$(3,139)	$18,659
Gross Profit
Software subscriptions	$53,237	$535	$—	$53,772	$—	$—	$53,772
Other	1,210	—	—	1,210	2,178	(2,178)	1,210

Total Gross Profit	$54,447	$535	$—	$54,982	$2,178	$(2,178)	$54,982
Gross Margin
Software subscriptions	75.7%			76.5%			76.5%
Other	18.7%			18.7%			36.4%

Total Gross Margin	70.9%			71.6%			74.7%

	Pro forma Results under Agency Model
	Three months ended June 30, 2015
	GAAP	Stock-Based Compensation	Acquisition Related Matters & Amortization	Non-GAAP	Agency Commission (1)	Direct Phone Sales (2)	Pro Forma
Revenue
Software subscriptions	$64,441	$—	$—	$64,441	$—	$—	$64,441
Other	6,250	—	—	6,250	1,874	(4,630)	3,494

Total Revenues	$70,691	$—	$—	$70,691	$1,874	$(4,630)	$67,935
Cost of Sales
Software subscriptions	$16,505	$(476)	$—	$16,029	$—	$—	$16,029
Other	5,024	—	—	5,024	—	(2,756)	2,268

Total Cost of Sales	$21,529	$(476)	$—	$21,053	$—	$(2,756)	$18,297
Gross Profit
Software subscriptions	$47,936	$476	$—	$48,412	$—	$—	$48,412
Other	1,226	—	—	1,226	1,874	(1,874)	1,226

Total Gross Profit	$49,162	$476	$—	$49,638	$1,874	$(1,874)	$49,638
Gross Margin
Software subscriptions	74.4%			75.1%			75.1%
Other	19.6%			19.6%			35.1%

Total Gross Margin	69.5%			70.2%			73.1%

(1)	Agency commission is estimated to be equal to the gross profit that RingCentral generated on historical phone sales which would have been sold by a third party distributor under the agency model.
(2)	Expected direct phone sales transactions that would have been sold by a third-party distributor directly to customers under the agency model.

11  |  Page

TABLE 6 (CONTINUED)

RINGCENTRAL, INC.

PRO FORMA RECONCILIATION OF PREVIOUSLY REPORTED MEASURES TO NEW AGENCY MODEL PRESENTATION

(In thousands, except per share data)

(Unaudited)

	Pro forma Results under Agency Model
	Three months ended March 31, 2015
	GAAP	Stock-Based Compensation	Acquisition Related Matters & Amortization	Non-GAAP	Agency Commission (1)	Direct Phone Sales (2)	Pro Forma
Revenue
Software subscriptions	$59,951	$—	$—	$59,951	$—	$—	$59,951
Other	5,367	—	—	5,367	1,798	(4,456)	2,709

Total Revenues	$65,318	$—	$—	$65,318	$1,798	$(4,456)	$62,660
Cost of Sales
Software subscriptions	$15,914	$(457)	$—	$15,457	$—	$—	$15,457
Other	4,633	—	—	4,633	—	(2,658)	1,975

Total Cost of Sales	$20,547	$(457)	$—	$20,090	$—	$(2,658)	$17,432
Gross Profit
Software subscriptions	$44,037	$457	$—	$44,494	$—	$—	$44,494
Other	734	—	—	734	1,798	(1,798)	734

Total Gross Profit	$44,771	$457	$—	$45,228	$1,798	$(1,798)	$45,228
Gross Margin
Software subscriptions	73.5%			74.2%			74.2%
Other	13.7%			13.7%			27.1%

Total Gross Margin	68.5%			69.2%			72.2%

(1)	Agency commission is estimated to be equal to the gross profit that RingCentral generated on historical phone sales which would have been sold by a third party distributor under the agency model.
(2)	Expected direct phone sales transactions that would have been sold by a third-party distributor directly to customers under the agency model.

12  |  Page